EXHIBIT 99.1
                                  ------------

     The following sets forth a reconciliation of the differences between certain non-GAAP financial measures and the most directly comparable GAAP financial measures. Management of the company believes that these financial metrics are useful to understanding the operation of the business.

TABLE 1 - EBITDA AND NET INCOME MARGIN
--------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2002 (IN THOUSANDS)
---------------------------------------------------

--------------------------------------------------
                       Amount    Percent of Sales
--------------------  ---------  -----------------
Sales                 $713,942              100.0%
--------------------  ---------  -----------------

--------------------  ---------  -----------------
Net Income              58,974                8.3%
--------------------  ---------  -----------------

--------------------  ---------  -----------------
Interest Income, net    (3,407)              -0.5%
--------------------  ---------  -----------------

--------------------  ---------  -----------------
Taxes                   36,374                5.1%
--------------------  ---------  -----------------

--------------------  ---------  -----------------
Depreciation &          17,711                2.5%
Amortization
--------------------  ---------  -----------------

--------------------  ---------  -----------------
EBITDA                $109,652               15.4%
--------------------  ---------  -----------------

TABLE 2 - 5 YEAR EBITDA AND NET INCOME, CUMULATIVE AVERAGE GROWTH RATES (CAGR)
------------------------------------------------------------------------------

------------------------------------------------
                 Interest, Taxes,
                 -----------------
       EBITDA     Depreciation &     Net Income
      ---------  -----------------  ------------
                   Amortization
----  ---------  -----------------  ------------

----  ---------  -----------------  ------------
CAGR      26.2%                            25.5%
----  ---------  -----------------  ------------

----  ---------  -----------------  ------------
2002  $109,652   $          50,678  $    58,974
----  ---------  -----------------  ------------
2001    87,744              39,301       48,443
----  ---------  -----------------  ------------
2000    67,881              30,073       37,808
----  ---------  -----------------  ------------
1999    49,206              27,235       21,971
----  ---------  -----------------  ------------
1998    46,803              20,110       26,693
----  ---------  -----------------  ------------
1997  $ 34,208   $          15,258  $    18,950
----  ---------  -----------------  ------------

TABLE 3 - RETURN ON ASSETS (ROA)
--------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2002 (IN THOUSANDS)
---------------------------------------------------


------------------------------------------------------------------
                                 Cash and Short      Assets less
                                ----------------  ----------------
                                  & Long Term        (Cash and
                                ----------------  ----------------
                                 Investments in     Short & Long
                                ----------------  ----------------
                                   Marketable           Term
                                ----------------  ----------------
                 Total Assets      Securities      Investments in
                --------------  ----------------  ----------------
                                                     Marketable
                                                  ----------------
                                                    Securities)
--------------  --------------  ----------------  ----------------

--------------  --------------  ----------------  ----------------
Assets          $     439,910   $        192,065  $       247,845
--------------  ==============  ================  ================

--------------  --------------  ----------------  ----------------
EBITDA                                            $       109,652
--------------  --------------  ----------------  ----------------
EBITDA ROA                                                   44.2%
--------------  --------------  ----------------  ----------------

--------------  --------------  ----------------  ----------------
Net Income      $      58,974
--------------  --------------  ----------------  ----------------
Net Income ROA           13.4%
------------------------------------------------------------------